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                                                                EXHIBIT 10 (iii)

          AMENDMENT NO. 2 TO ST. PAUL BANCORP, INC. STOCK OPTION PLAN
          -----------------------------------------------------------


     WHEREAS, St. Paul Bancorp, Inc. (the "Corporation") has heretofore adopted the St. Paul Bancorp, Inc. Stock Option Plan, as amended (the "Plan");

     WHEREAS, the Corporation has determined to amend the Plan to increase the number of shares of common stock reserved for issuance thereunder, as well as in certain other respects;

     WHEREAS, the Board of Directors of the Corporation has approved and authorized the amendment to the Plan; and

     WHEREAS, the shareholders of the Corporation duly approved the amendment to the Plan at the annual meeting of the shareholders held on May 4, 1994;

     NOW, THEREFORE, the Plan is hereby amended effective as of May 4, 1994 as follows:

     1. Section 3 is amended to increase the number of shares of common stock authorized under the Plan from 2,520,000 to 2,695,000 shares.

     2. The second sentence of Section 4(b) of the Plan is hereby amended to read as follows:

               "Thereafter, an Option to purchase 7,500 shares of stock, at the price and upon the other terms and conditions specified in the Plan, shall be granted to each Non-Employee Director of the Company elected after the effective date of the Plan, such grant to be made on the date of the election of each such Non-Employee Director."

     3. The following sentence is added as the last sentence of Section 6 of the Plan:

               "Notwithstanding the foregoing, with respect to Option grants subsequent to May 4, 1994, the aggregate number of shares of Stock with respect to which any Optionee may be granted Options (or related
          SARs) under the Plan during any calendar year shall not exceed
          25,000."

     4. In all other respects, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned affirms that the Plan was duly amended by the Board of Directors of the Corporation on February 28, 1994 and March 28, 1994, and that such amendment was duly approved by the shareholders of the Corporation at the annual meeting held on May 4, 1994.


                                         ___________________________
                                         Clifford M. Sladnick
                                         Corporate Secretary